UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported) March 19, 2010

AMERICAN NATIONAL INSURANCE
COMPANY

(Exact name of registrant as specified in its charter)

Texas	001-32480	74-0484030
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS employer Identification No.)

One Moody Plaza Galveston, Texas	77550-7999
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(409) 763-4661

n/a
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 - Other Events

Item 8.01 – Other Events

On March 19, 2010, American National Insurance Company issued a press release announcing the formation of a new subsidiary, American National Life Insurance Company of New York.

A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Section 9- Exhibits

Item 9.01- Exhibits

Exhibits. The following exhibits are filed with this report:

Exhibit No.	Description
99.1	Press release, dated as of March 19, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN NATIONAL INSURANCE COMPANY
By:	/s/ Stephen E. Pavlicek
	Name:	Stephen E. Pavlicek
	Title:	Senior Vice President, and Chief Financial Officer

Date: March 19, 2010